**CONFIDENTIAL- WITHOUT PREJUDICE-NOT TO BE USED IN LITIGATION**

RELEASE AGREEMENT

This Release Agreement (the “Agreement”) is provided to _______________________________ (sometimes referred to herein as the “Investor” or “you” or “your”), as record owner of shares of common stock, par value $.001 per share (the “Common Stock”) of China Broadband, Inc., f/k/a Alpha Nutra, Inc., a Nevada corporation (the “Company”).

BACKGROUND

As a result of a series of negotiations on behalf of the Company, its principals and advisors, a series of events have occurred which are more fully described in a Confidential Investor Update (the “Investor Letter”), dated as of January 31, 2008 and in various Current Reports on Form 8-K filed with the Securities and Exchange Commission. As a result of the foregoing, and in order for, among other things, the Company to be eligible to receive certain share consideration described in the Investor letter, the Company is requesting release by you of any claims relating to the Company, its management and certain affiliates and consultants. You should not complete or execute this Agreement without first carefully reviewing this Agreement and all of the reports of the Company filed via EDGAR with the Securities and Exchange Commission to date (the “Reports”) the provisions of which (including, without limitation, risks and disclosure relating to forward looking statements) are incorporated herein.

1. Shares. The Investor hereby acknowledges its or his ownership of shares of Common Stock, in addition to Investor’s entitlement to an additional _______________ shares of Common Stock pursuant to a Registration Rights Agreement by and among Investor, certain other shareholders of the Company and the Company dated as of September 22, 2006. In exchange for the releases provided hereby, and other valid consideration the receipt and sufficiency of which is acknowledged, the Investor and Company agree to the following.

2.  Releases of Investor

2.1   Investor Releases. The Investor, for itself, its owners, and past and present affiliates and assigns (collectively, “Investor Parties”) hereby forever RELEASES AND DISCHARGES the Company, WestPark Capital, Inc., Wellfleet Partners, Inc., Chardan Capital Markets, LLC, Stephen P. Cherner, Maxim Financial Corporation, BCGU, LLC, Jaguar Acquisition Corporation, China Cablecom Holdings, Ltd., China Cablecom, Ltd., and each of their respective past and present officers, directors, employees, shareholders, managers, members, partners, consultants, attorneys, accountants, auditors, successors and assigns in any capacity (collectively, “Released Parties”) of and from all actions, causes of action, suits, debts, sums of money, claims for breaches of contract fiduciary duties or conflicts of interest, claims for violations of securities laws or regulations, compensation, covenants, controversies, agreements, trespasses, damages (compensatory, consequential, liquidated, special, punitive or otherwise), judgments, executions, and demands (including attorneys’ fees and costs) of any nature whatsoever, in law, admiralty or equity, against the Released Parties that the Investor Parties ever had, now have or hereafter can, shall or may have, whether known or unknown, for, upon, or by reason of any matter.

2.2 The Investor Parties further agree not to institute, instigate, urge, support, encourage, voluntarily participate in or profit from any lawsuit, complaint or other action or proceeding of any kind relating to any matter to which this General Release pertains.

2.3 With respect to any and all released claims, the Investor stipulates and agrees that it/he/they expressly waive the provisions, rights and benefits of California Civil Code §1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

The Investor Parties expressly waive any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542. The Investor Parties may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the released claims, but the Investor Parties have fully, finally, and forever settled and released any and all released claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Investor Parties acknowledge that the foregoing waiver was separately bargained for and a key element of the contract of which this release is a part.

2.4 Reliance on Professional Advice. Investor represents and warrants that it/he/she: (a) has carefully read this Agreement, knows the contents thereof and has had an opportunity to review the same along with all other information relating to the Company with its legal counsel and professional tax advisors prior to execution of this Agreement, and is executing the same freely and voluntarily; (b) fully understands the legal an tax ramifications of the terms and provisions of this Agreement; (c) has not relied upon any representation or statement not contained in this Agreement or in the Reports or that it has otherwise received in writing from the Company; and (d) is aware that it or his respective attorneys may hereafter discover facts different from or in addition to the facts that they now know or believe to be true but that its intention is to fully and finally release the Released Parties.

3. Miscellaneous

3.1  All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned, at the address set forth on the signature page hereto, and to the Company at the address of the Company on the cover page of the most recent Report at the time of giving notice.

3.2 This Agreement shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts made and wholly performed in that state. Any subsequent action to enforce the terms of this Agreement may be brought in any State or Federal court located in Manhattan, New York, and, if any such action is brought in a State or Federal Court located in Manhattan, New York, no Party shall dispute that such court is the proper venue for the action or that the Party is subject to personal jurisdiction in such court for purposes of the action.

3.3.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect to such subject matter. This Agreement may not be changed, modified or amended except by a written instrument signed by the Party to be charged with such change, modification or amendment.

3.4 This Agreement is not transferable or assignable by the Investor.

3.5 All references in this Agreement to the "Investor" shall include all parties (other than the Company) who execute this Agreement. If the Investor is a corporation, partnership, trust or two or more individuals purchasing jointly, note the specific instructions for the Certificate of Signatory at the end hereof. Please date and sign the certificate.

3.6 Each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be reasonably necessary for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

3.7 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This agreement may executed and deemed binding when executed and delivered by facsimile or electronic copy of the actual executed Agreement (such as Adobe, efax or similar copying and transmitting software).

3.8 This Agreement shall be binding on the Parties hereto and their respective predecessors, successors, assigns, parents, subsidiaries, affiliates, divisions, groups and present and former officers, directors, securityholders, and employees.

[Signature Pages Follow]

SIGNATURE PAGE TO RELEASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Release Agreement as of the date set forth on the Purchase Signature Page hereto.

INVESTOR

(By Counterpart Form - See Investor Signature
Pages That Follow)

COMPANY

CHINA BROADBAND, INC.
(By Execution of Acceptance Page following
Certificate of Signatory)

INVESTOR SIGNATURE PAGE TO RELEASE AGREEMENT
(For Individuals)

This Release Agreement (including the Questionnaire) is hereby executed and entered into by the below Investor.

Witness (signature)	Signature (Individual)

Witness (print name)	Name (Print)

Street address

Witness (signature)
City, State and Zip Code

Witness (print name)	( )
Telephone Number

Date

Number of Warrants Held:

Warrant Number: A-

INVESTOR SIGNATURE PAGE TO RELEASE AGREEMENT
(for Corporation, Partnership, Trust or Other Entities)
This Release Agreement is hereby executed and entered into by the below Investor:

Witness (signature)	Name of Entity*

Witness (print name)	Type of Entity (i.e., corporation, partnership, etc.)

State of Formation of Entity

Witness (signature)
Name of Signatory Typed or Printed

Witness (print name)	Its:
Title

Date

Address to Which Correspondence Should Be Directed

c/o Name

Street Address

( )
Telephone Number

Number of Shares Held:

Number of Additional Shares:

*If this Agreement is being entered into by an entity, the Certificate of Signatory that follows must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Agreement is being executed by an entity

I,__________________________________, am the ___________________________ of                     (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Release Agreement (the “Agreement”) relating to the releases granted by the Entity relating to China Broadband, Inc. The Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this ______ day of March, 2008.

Signature

COMPANY SIGNATURE PAGE TO SUBSCRIPTION AND RELEASE AGREEMENT
of
CHINA BROADBAND, INC.

The foregoing Release Agreement of ______________________________ with respect to releases granted by such Investor, is hereby AGREED AND ACCEPTED:

CHINA BROADBAND, INC.
f/k/a Alpha Nutra, Inc.

By:
Name:
Title:

Date: _____________________, 2008